Exhibit 32.1



                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of ASPI, Inc. for the year ended June 30, 2010, I, Yuen Ling Look, Chief Executive Officer, President and Chief Financial Officer (Principal Executive and Accounting Officer) of ASPI, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     a) such Annual Report on Form 10-K of ASPI, Inc. for the year ended June 30, 2010, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     b) the information contained in such Annual Report on Form 10-K of ASPI, Inc. for the year ended June 30, 2010, fairly presents, in all material respects, the financial condition and results of operations of ASPI, Inc.


Date:  October 11, 2010



                                  /s/ Yuen Ling Look
                                  ----------------------------------------------
                                  Yuen Ling Look, Chief Executive Officer,
                                  President and Chief Financial Officer
                                   (Principal Executive and Accounting Officer)



This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.